                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name                                   Kennedy Lewis Capital Partners Master
                                       Fund II LP

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement      08/18/2022

Name                                   Kennedy Lewis GP II LLC

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement      08/18/2022

Name                                   Kennedy Lewis Investment Holdings II LLC

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring
Statement                              08/18/2022

Name                                   Kennedy Lewis Capital Partners Master
                                       Fund III LP

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement      08/18/2022

Name                                   Kennedy Lewis GP III LLC

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring
Statement                              08/18/2022

Name                                   KLM GP LLC

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring
Statement                              08/18/2022

Name                                   Kennedy Lewis Investment Management LLC

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement      08/18/2022

Name                                   Darren Richman

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement      08/18/2022

Name                                   David Chene

Address                                111 West 33rd Street, Suite 1910
                                       New York, NY 10120

Date of Event Requiring Statement      08/18/2022